The Japan Fund, Inc.

Supplement dated June 3, 2008

to the Prospectus dated January 28, 2008

This Supplement modifies the Prospectus. Please keep this Supplement and read it together with the Prospectus.

The following information supplements the information on page 10, included under the section entitled “The Investment Advisor”:

On May 29, 2008, the Board of Directors of the Fund voted to recommend to the shareholders that they approve a new Investment Advisory Agreement between the Fund and Nomura Asset Management U.S.A. Inc. (“NAM USA”). The new agreement will be presented to the Fund’s shareholders for approval at a special meeting of shareholders to be held in August 2008. If the new agreement and the sub-advisory agreement referenced therein are approved by the shareholders, NAM USA will act as the Fund’s investment advisor. The terms of the new agreement are substantially identical to the current agreement with Fidelity except that NAM USA has agreed to waive a 10 basis point portion of its investment advisory fee for a period of 24 months.

The following information supplements the information on pages 10 and 11, included under the section entitled “The Sub-Advisors”:

On May 29, 2008, the Board of Directors of the Fund voted to recommend to the shareholders that they approve a new Sub-Advisory Agreement between NAM USA and Nomura Asset Management Co. Ltd. (“NAM Tokyo”). The new sub-advisory agreement will be presented to the Fund’s shareholders for approval at a special meeting of shareholders to be held in August 2008.

SEC File Number:

The Japan Fund, Inc. 811-01090	JPN-SK-002-0100 (6/08)